Exhibit 99.1

Strategic Funding Source, Inc.

Kapitus Servicing, Inc.

Kapitus Asset Securitization III LLC – Asset-Backed

Notes, Series 2023-1

Administrator Agent Report

March 7, 2023

For information related to this report, contact:

CBIZ MHM, LLC
401 Plymouth Road, Suite 200
Plymouth Meeting, Pennsylvania 19462

M. Michael Aquino	Kristin Stanton
Lead Managing Director	Senior Manager
(610) 862-2737	(610) 862-2205
maquino@cbiz.com	kstanton@cbiz.com

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

Strategic Funding Source, Inc. (d/b/a Kapitus)

Administration Agent Engagement

Name:	Strategic Funding Source, Inc., Kapitus Servicing, Inc., and Kapitus Asset Securitization III LLC – Asset-Backed Notes, Series 2023-1

Address:	Strategic Funding Source, Inc. (d/b/a Kapitus) 120 West 45th Street, 5th Floor New York, NY 10036

Administrator Agent:	Vince Campellone
Carla Prebelli-Elwell
Andrea Lundquist
Kristin Stanton

Report Date:	March 7, 2023

Engagement Dates:	March 6 - 7, 2023

Company Contact:	Mr. Anthony Rose, Chief Financial Officer

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

March 7, 2023

PRIVATE & CONFIDENTIAL

Mr. Anthony Rose

Strategic Funding Source, Inc. (d/b/a Kapitus)

120 West 45th Street, 5th Floor

New York, NY 10036

Dear Mr. Rose:

Please find our enclosed Administrator Agent Report (“the Report”) which was prepared at the request of Strategic Funding Source, Inc. (d/b/a Kapitus), (“Kapitus”, “Sponsor” and “Seller”), Kapitus Servicing, Inc. (F/K/A/ Colonial Funding Network, Inc.) (the “Servicer”), and Kapitus Asset Securitization III LLC (“Issuer”, “SPV”, “Owner”, “Company” or “Purchaser” and together with Seller and Servicer, the “Client”), as it relates to the Asset-Backed Notes, Series 2023-1 transaction (“Transaction”) which date still needs to be determined, in accordance with the terms of our engagement letter dated February 28, 2023 (“Agreement”) (“Services”).

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

The Report contains a description of the following:

(i)	the type of assets;

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

(ii)	the sample size;

(iii)	how the sample size was determined and, if applicable, computed; and

(iv)	the scope and manner of the Services performed.

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i)	the value of collateral securing such assets;

(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations; or

(iii)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated February 28, 2023 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:	/s/ M. Michael Aquino
M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated February 28, 2023, with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ MHM, LLC. CBIZ MHM, LLC shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ MHM, LLC provides under this Agreement. Client further acknowledges and agrees CBIZ MHM, LLC is not a law firm and is not providing legal advice or analysis and that CBIZ MHM, LLC has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the Services. CBIZ MHM, LLC expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of Services as outlined herein.

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

General Information

During this engagement, CBIZ MHM LLC held discussions with the following individuals (collectively referred to as “management” in the report unless otherwise specified):

Contact Name	Title/ Department
Anthony Rose	Chief Financial Officer
Travis Spencer-Coye	Head of Treasury
Brandi Graham	Lead Financial Data Engineer

Note: All samples were selected as stated in the Statement of Work included in the report unless specified by the Client. Slight mathematical variances may be noted in the tables presented due to rounding.

Terminology

The following terminology is used throughout this Report and is based on discussions with management.

• Client	Strategic Funding Source, Inc., Kapitus Servicing, Inc., and Kapitus Asset Securitization III LLC

• Kapitus, Seller or Sponsor	Strategic Funding Source, Inc.

• Servicer	Kapitus Servicing, Inc.

• Issuers, Purchaser, Owner, Company, or SPV	Kapitus Asset Securitization III LLC

• Loan Agreement	Loan Agreement between Kapitus and Business

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

TABLE OF CONTENTS

STATEMENT OF WORK	8
A. DATA INTEGRITY TEST FOR LOANS	10

EXHIBITS

Exhibit A.1	DATA INTEGRITY TEST FOR LOANS

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

STATEMENT OF WORK

PURSUANT TO THE ENGAGEMENT LETTER

DATED February 28, 2023 BY AND BETWEEN

CBIZ MHM, LLC (“CBIZ”)

AND STRATEGIC FUNDING SOURCE, INC. (D/B/A KAPITUS) (“SELLER”, “KAPITUS”, AND

“SPONSOR”), KAPITUS SERVICING, INC. (F/K/A/ COLONIAL FUNDING NETWORK, INC.) (THE

“SERVICER”) AND KAPITUS ASSET SECURITIZATION III LLC (“ISSUER”, “SPV” OR

“PURCHASER”, AND TOGETHER WITH SELLER AND SERVICER, THE “CLIENT”)

Relevant Entities:

Strategic Funding Source, Inc. (d/b/a Kapitus), (“Kapitus”, “Sponsor”, and “Seller”), Kapitus Servicing, Inc. (f/k/a/ Colonial Funding Network, Inc.) (the “Servicer”), and Kapitus Asset Securitization III LLC (“Issuer”, “SPV” or “Purchaser”, “Owner”, “Company” and together with Seller and Servicer, the “Client”)

Time Periods to be tested:

See the below Scope of Services

Location:

Remotely in the CBIZ office in Plymouth Meeting, PA

The Company’s office in New York, NY (if necessary or required)

Additional Request:

Document all discussions with and inquiries of management.

Note: All samples are judgmentally selected unless specified by Client.

Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

SCOPE OF SERVICES

A. Data Integrity Test for Kapitus Asset Securitization III LLC—Asset Backed Notes, Series 2023-1

1.

From the electronic data file provided by the Client as of February 26, 2023, select a sample of the largest 100 loans and another 100 loans selected on a judgmental basis (total of 200 loans to be tested - “Sample Group”) and perform the following data integrity test. For items marked below as “confirm”, note whether the item is noted as part of the underlying documentation. For items marked as “compare”, agree the item on the data tape to the Company’s underlying system. For items marked as “calculate “, calculate the noted item listed below for accuracy against the data file provided by the Servicer:

a.	Confirm and Compare Merchant name

b.	Compare Merchant industry

c.	Compare applicant’s Credit Score (at the time of origination)

d.	Compare the Merchant’s year founded date

e.	Calculate the Merchant’s years in business (at time of origination)

f.	Calculate and Compare Merchant’s Pool Outstanding Receivables Balance (as of the end of the applicable Collection Period)

g.	Calculate and Compare Merchant’s RTR Ratio

h.	Compare the Merchant’s State of business address

i.	Compare the Merchant’s expected maturity date

j.	Calculate and Compare the Merchant’s Expected Collection Period

k.	Compare the Merchant’s expected remaining term

l.	Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period) (Y/N)

m.	Compare the Merchant’s electronic v. non-electronic payments

n.	Compare the Merchant’s delinquency status (as of the end of the applicable Collection Period)

o.	Compare past due amount

p.	Compare and Calculate Performance Ratio

q.	Compare Missed Payment Factor

r.	Compare Non-Straight Line Receivable flag

2.

Document your testing results in a worksheet. In your written summary of results, note any exceptions and management’s response to such. Note that the names of Obligors should remain anonymous in documenting test results.

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

A.	DATA INTEGRITY TEST FOR LOANS

The Company provided an electronic data file as of February 26, 2023, for all Pledged Receivables. The Consultants selected a sample of the largest 100 loans and a judgmental sample of another 100 loans (total of 200 loans—“Sample Group”).

All 200 pledged Receivables were tested according to the requested Scope procedures. The schedule for the Data File Integrity Test can be found as Exhibit A.1.

The Consultants noted the following results amongst the sampled 200 Pledged Receivables based on inquiry of management and testing:

DATA INTEGRITY TEST	SAMPLE SIZE	EXCEPTIONS FOUND	%
a. Confirm and Compare Merchant name	200	0	0%
b. Compare Merchant industry	200	0	0%
c. Compare applicant’s Credit Score (at the time of origination)	200	0	0%
d. Compare the Merchant’s year founded date	200	0	0%
e. Calculate the Merchant’s years in business (at time of origination)	200	0	0%
f. Calculate and Compare Merchant’s Pool Outstanding Receivables Balance (as of the end of the applicable Collection Period)	200	0	0%
g. Calculate and Compare Merchant’s RTR Ratio	200	0	0%
h. Compare the Merchant’s State of business address	200	0	0%
i. Compare the Merchant’s expected maturity date	200	0	0%
j. Calculate and Compare the Merchant’s Expected Collection Period	200	0	0%
k. Compare the Merchant’s expected remaining term	200	0	0%
l. Compare the Merchant’s Material Modification flag (as of the end of the applicable Collection Period) (Y/N)	200	0	0%
m. Compare the Merchant’s electronic v. non-electronic payments	200	0	0%
n. Compare the Merchant’s delinquency status (as of the end of the applicable Collection Period)	200	0	0%
o. Compare past due amount	200	0	0%
p. Compare and Calculate Performance Ratio	200	0	0%
q. Compare Missed Payment Factor	200	0	0%
r. Compare Non-Straight Line Receivable flag	200	0	0%

(a)	The Merchant’s name on the February 26, 2023 electronic data file was compared to the system and confirmed to the underlying source documentation without exception.

(b)	The Merchant’s industry on the February 26, 2023 electronic data file was compared to the system without exception.

(c)	The applicant’s Credit Score on the February 26, 2023 electronic data file was compared to the system without exception.

(d)	The Merchant’s year founded date on the February 26, 2023 electronic data file was compared to the system without exception.

Strategic Funding Source, Inc. Kapitus Asset Securitization III LLC - Asset-Backed Notes, Series 2023-1	March 7, 2023

(e)	The Merchant’s years in business on the February 26, 2023 electronic data file was calculated without exception.

(f)	The Merchant’s Pool Outstanding Receivables Balance on the February 26, 2023 electronic data file was compared to the system and calculated without exception.

(g)	The Merchant’s RTR Ratio on the February 26, 2023 electronic data file was compared to the system and calculated without exception.

(h)	The Merchant’s State of business address on the February 26, 2023 electronic data file was compared to the system without exception.

(i)	The Merchant’s expected maturity date on the February 26, 2023 electronic data file was compared to the system without exception.

(j)	The Merchant’s Expected Collection Period on the February 26, 2023 electronic data file was compared to the system and calculated without exception.

(k)

The Merchant’s expected remaining term on the February 26, 2023 electronic data file was compared to the system without exception (l) The Merchant’s Material Modification flag on the February 26, 2023 electronic data file was compared to the system without exception.

(m)	The Merchant’s electronic v. non-electronic payments on the February 26, 2023 electronic data file was compared to the system without exception.

(n)	The Merchant’s delinquency loan status on the February 26, 2023 electronic data file was compared to the system without exception.

(o)	The Merchant’s past due amount on the February 26, 2023 electronic data file was compared to the system without exception.

(p)	The Merchant’s Performance Ratio on the February 26, 2023 electronic data file was compared to the system and calculated without exception.

(q)	The Merchant’s Missed Payment Factor on the February 26, 2023 electronic data file was compared to the system without exception.

(r)	The Merchant’s Non-Straight-Line Receivable on the February 26, 2023 electronic data file was compared to the system without exception.